UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

UTi Worldwide Inc.
 (Exact name of registrant as specified in its charter)

British Virgin Islands	000-31869	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA USA	90802
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 562.552.9400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
June 13, 2011
Item 5.07. Submission of Matters to a Vote of Security Holders.
UTi Worldwide Inc. (the Company) held its annual meeting of shareholders on June 13, 2011 (the Annual Meeting) in UTi’s Long Beach Solutions Center located at 100 Oceangate Boulevard, Suite 1500, Long Beach, California 90802, USA. Of the 102,583,401 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 96,095,477 shares (93.68%) were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.
Proposal 1 — Election of Directors
At the Annual Meeting, both of the Company’s nominees as listed in the Company’s proxy statement were elected. Accordingly, the following individuals were elected as class “B” directors to serve a three year term and received the number of votes indicated below:

		Votes	Broker
Name of Nominee	Votes For	Withheld	Non-Votes
Eric W. Kirchner	88,141,152	2,278,090	5,676,235
Leon J. Level	88,718,487	1,700,755	5,676,235
Proposal 2 — Advisory Vote on Executive Compensation
At the Annual Meeting, the Company’s shareholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. The results of the vote were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
86,111,239	218,050	4,089,953	5,676,235
Proposal 3 — Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes
At the Annual Meeting, the Company’s shareholders voted, on an advisory basis, for a frequency of every one year for future “Say-on-Pay” advisory votes. The results of the vote were as follows:

				Broker
One Year	Two Years	Three Years	Abstentions	Non-Votes
79,534,602	1,673,777	5,142,577	4,068,286	5,676,235

In accordance with the recommendation of the Company’s Board of Directors, as set forth in the proxy statement for the Annual Meeting, and based on the voting results of the advisory vote on the frequency of future “Say-on-Pay” advisory votes, the Company has determined that, until the next advisory vote on this matter is held, it will conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement pursuant to the rules of the Securities and Exchange Commission on an annual basis.
Proposal 4 — Ratification of the Appointment of Independent Registered Public Accountants
At the Annual Meeting, the appointment of Deloitte & Touche LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending January 31, 2012. The results of the vote were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
95,558,804	536,299	374	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.
Date: June 14, 2011	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Enterprise Support Services & General Counsel